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                                                                 EXECUTION COPY

                             STOCKHOLDERS AGREEMENT

     THIS STOCKHOLDERS AGREEMENT ("Agreement") is, dated and effective as of the 30th day of October, 1996, by and among EARTHLINK NETWORK, INC. (the "Company"), UUNET TECHNOLOGIES, INC. ("UUNET"), and SKY D. DAYTON, REED E. SLATKIN, KEVIN
M. O'DONNELL, SIDNEY AZEEZ, CHARLES G. BETTY AND GREG ABBOTT (each such stockholder referred to herein as a "Stockholder").

     A. This Agreement is the Stockholders Agreement referenced in that certain Note Purchase Agreement (the "Note Purchase Agreement") of even date herewith between the Company and UUNET.

     B. As a condition to and as further consideration for UUNET entering the Note Purchase Agreement and consummating the investment transactions contemplated thereby, the Company and the Stockholders have agreed to execute and deliver this Agreement for the purpose of agreeing to designate and elect to the Company's Board of Directors the director nominee to be specified by UUNET (the "Director Nominee").

     NOW THEREFORE, for and in consideration of the mutual representations, warranties and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Note Purchase Agreement.

1. STOCKHOLDER REPRESENTATIONS AND WARRANTIES. Each Stockholder hereby represents and warrants that:

     (a) OWNERSHIP OF SHARES. The Stockholder owns his shares of the Company's common stock, par value $0.01 per share, or, in the case of Quantum Industrial Partners LDC ("Quantum"), shares of Series A Convertible Preferred Stock with voting rights (collectively, the "Company Stock"), free and clear of all liens, restrictions, pledges and encumbrances;


     (b) NO TRANSFERS. The Stockholder has made no transfer of Company Stock since it acquired such stock;

     (c) NO VOTING RIGHTS GRANTED. The Stockholder has granted no proxy rights or other voting rights with respect to any Company Stock; and

     (d) NUMBER OF SHARES. The number of shares of Company Stock set forth beside the Stockholder's name on the signature page hereto represents those shares of Company

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     Stock owned by such Stockholder which are subject to this Agreement.

2. COMPANY REPRESENTATION. A vacancy presently exists on the Board of Directors of the Company, which vacancy may be filled by a majority of the members of the Board of Directors.

3.   OBLIGATIONS OF THE COMPANY AND THE STOCKHOLDERS.

     (a) DESIGNATION AND NOMINATION OF UUNET NOMINEE. The Company agrees to take such action as is necessary (i) to cause the Director Nominee to be designated by a majority of the members of the Board of Directors, as the person designated to fill the vacancy thereon identified in Section 2 hereof, effective no later than the date of closing of the Note Purchase Agreement and the date of signing of Addendum No. 1 to The Network Services Agreement between the Company and UUNET dated October 28, 1996, and (ii) to cause the Board of Directors to nominate the Director Nominee to stand for election in subsequent elections of the Board of Directors held during the term of this Agreement.

     (b) ELECTION OF UUNET NOMINEE. Each Stockholder agrees to vote his, her or its shares of Company Stock in favor of the Director Nominee in any election of the Board of Directors held during the term of this Agreement.

     (c) CONDITION PRECEDENT. If the Closing of the transactions contemplated by the Note Purchase Agreement (as that term is defined in the Note Purchase Agreement) shall not occur, this Agreement shall be null and void and of no effect.

4. AFTER-ACQUIRED STOCK. Whenever, during the term of this Agreement, any Stockholder acquires any additional shares of Company Stock other than the shares of Company Stock listed on the signature page hereto, such shares of Company Stock so acquired shall be subject to all of the terms of this Agreement to the extent such shares have voting rights.

5. TERMINATION. This Agreement shall terminate on the earlier of (i) the termination of the Note Purchase Agreement for any reason whatsoever, or (ii) the consummation of an initial public offering such that the Company becomes a reporting company under the Securities Exchange Act of 1934, as amended.

6. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given on the date of delivery if personally delivered, five (5) days after the date of mailing if mailed by United States certified or registered mail postage prepaid, or one day after the date deposited with the courier if delivered by Federal Express or similar overnight courier service, to the parties at the following addresses (or at such other addresses as shall be given in writing by any party to the other parties hereto):

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     If to                    EarthLink Network, Inc.
     a Stockholder            3100 New York Drive
     or the Company:          Pasadena, CA  91107
                              Attn:  Garry Betty
                              Telecopy No.:  (818) 398-4161

     With a copy to:          Hunton & Williams
                              41st Floor
                              600 Peachtree Street, N.E.
                              Atlanta, Georgia  30308
                              Attn: Scott M. Hobby, Esq.
                              Telecopy No.: (404) 888-4263

7. BINDING EFFECT, ASSIGNMENT AND AMENDMENT. This Agreement shall be binding upon and inure to the benefit of and be enforceable against the parties hereto and their respective executors, legal or personal representatives, heirs, successors and permitted assigns. This Agreement may not be assigned by any party without the prior written consent of the other parties hereto. This Agreement may be amended, supplemented or interpreted only by a written instrument executed by all the parties hereto.

8. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties concerning the transactions contemplated herein and supersede all prior agreements or understandings between the parties relating to the subject matter hereof. No representation, agreement or understanding, written or oral, express or implied, heretofore made by any party shall be binding upon such party or any other party hereto unless set forth herein.

9. CAPTIONS AND SECTION HEADINGS. Captions and section headings used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.

10. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware.

11. SEVERABILITY. If any one or more of the provisions of this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions of this Agreement shall not be impaired in any way.

12. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               [The Next Following Pages are the Signature Pages]

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     IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written.

                                   EARTHLINK NETWORK, INC.

                                   By:  /s/ Charles G. Betty
                                      --------------------------------

                                   Printed Name:  Charles G. Betty
                                                ----------------------

                                   Title: President and CEO
                                          ----------------------------

                                   UUNET TECHNOLOGIES, INC.

                                   By:  /s/ David Foster
                                      --------------------------------

                                   Printed Name:   David Foster
                                                ----------------------

                                   Title: V.P
                                         -----------------------------

                                   STOCKHOLDERS:

                                    /s/ Sky D. Dayton
                                   -----------------------------------
                                   Sky D. Dayton   (3,000,000 shares)

                                    /s/ Reed E. Slatkin
                                   -----------------------------------
                                   Reed E. Slatkin  (1,873,095 shares)

                                    /s/ Kevin M. O'Donnell
                                   -----------------------------------
                                   Kevin M. O'Donnell  (1,871,046 shares)

                                     /s/ Sidney Azeez
                                   -----------------------------------
                                   Sidney Azeez  (412,513 shares)

                                   /s/ Charles G. Betty
                                   -----------------------------------
                                   Charles G. Betty  (50,000 shares)

                                    /s Greg Abbott
                                   -----------------------------------
                                   Greg Abbott  (677,250)

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